American Beacon AHL Managed Futures Strategy Fund

SUMMARY PROSPECTUS April 29, 2016 (as supplemented May 27, 2016 and April 7, 2017)

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus dated April 29, 2016 as supplemented May 27, 2016 and April 7, 2017 and the statement of additional information dated April 29, 2016, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www. americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Share Class | A: AHLAX | C: AHLCX | Y: AHLYX | Institutional: AHLIX | Investor: AHLPX

Investment Objective

The Fund's investment objective is capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 17 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 31 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Institutional	Investor
Management Fees	1.05%	1.05%	1.05%	1.05%	1.05%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	1.25%	1.27%	1.23%	1.20%	1.35%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	2.56%	3.33%	2.29%	2.26%	2.41%
Fee Waiver and/or expense reimbursement[3]	(0.61%)	(0.63%)	(0.64%)	(0.71%)	(0.48%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.95%	2.70%	1.65%	1.55%	1.93%

1 A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through April 29, 2017 to the extent that Total Annual Fund Operating Expenses exceed 1.94% for the A Class, 2.69% for the C Class, 1.64% for the Y Class, 1.54% for the Institutional Class and 1.92% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement or recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same except that this example reflects the fee waiver/expense reimbursement arrangement for each share class through April 29, 2017. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$762	$1,271	$1,806	$3,261
C	$373	$966	$1,682	$3,579
Y	$168	$654	$1,167	$2,576
Institutional	$158	$638	$1,145	$2,540
Investor	$196	$706	$1,242	$2,710

AHL4717	American Beacon AHL Managed Futures Strategy Fund - Summary Prospectus	1

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$273	$966	$1,682	$3,579

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 0.00% of the average value of its portfolio. However, in accordance with industry practice, the Fund's portfolio turnover rate is calculated without regard to transactions involving derivatives or instruments with a maturity of one year or less at the time of acquisition. If such transactions were included in the calculation, the Fund would have a higher portfolio turnover rate.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by implementing a quantitative trading strategy and systematic investment process designed to capitalize on price trends (up and/or down) in a broad range of global markets including stock indices, bonds and bond futures, currency and currency futures, and interest rates by utilizing derivative instruments. As the owner of a "long" position in a derivative instrument, the Fund may benefit from an increase in the price of the underlying investment and, as the owner of a "short" position, the Fund may benefit from a decrease in the price of the underlying investment.

The Fund invests primarily in futures, bonds, currency, options and forward contracts. The Fund also may invest in warrants, swaps and other types of derivative instruments linked to stock indices, currencies, bonds, interest rates and commodity instruments. In connection with the Fund's use of derivatives, the Fund also holds significant amounts of U.S. Treasury securities, or short-term investments, including money market funds, cash and time deposits in order to meet applicable asset coverage requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investments are generally made without restriction as to issuer market capitalization, country, currency, maturity or credit rating. The Fund may invest in below investment grade securities, which are commonly referred to as "junk bonds" and in issuers in the U.S. and foreign developed and emerging markets.

The Fund seeks to gain exposure to the commodity futures markets by investing up to 25% of its total assets in a wholly-owned subsidiary (the "Subsidiary"), which is organized under the laws of the Cayman Islands. Generally, the Subsidiary invests primarily in commodity futures, but it may also invest in financial futures and forwards, options and swap contracts, fixed income securities, pooled investment vehicles, including open-end investment companies and exchange-traded funds ("ETFs"), and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions. The Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax law, rules and regulations that apply to regulated investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary and the Fund, in the aggregate, comply with applicable 1940 Act asset coverage requirements with respect to their combined investments in commodity-linked derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Fund and the Subsidiary comply with the same fundamental investment restrictions on an aggregate basis and the Subsidiary follows the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary does not, and will not seek to qualify as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A ("Subchapter M") of the Internal Revenue Code of 1986, as amended. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

The sub-advisor employs computerized processes to identify investment opportunities across a wide range of markets around the world. Investment decisions are executed via the sub-advisor's proprietary execution strategy. The investment decision process is quantitative and primarily directional in nature, meaning that investment decisions are driven by mathematical models based on market trends and other historical relationships. It is underpinned by risk control, ongoing research, diversification and the quest for efficiency. The Fund's holdings may be frequently adjusted to reflect the sub-advisor's assessment of changing risks, which could result in high portfolio turnover.

The cornerstone of the sub-advisor's investment philosophy is that the financial markets exhibit trends and other inefficiencies. Trends are a manifestation of serial correlation in financial markets — the phenomenon whereby past price movements influence price behavior. Although price trends vary in their intensity, duration and frequency they typically recur across sectors and markets. Trends are an attractive focus for active trading styles applied across a range of global markets. In implementing its investment program, the Fund may hold significant cash positions from time to time. Accordingly, the sub-advisor will make investment decisions for cash management purposes. Such arrangements may include entering into repurchase agreements or investing in cash equivalents.

The Fund is non-diversified, which means that it is not limited to a percentage of assets that it may invest in any one issuer.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
 The sub-advisor's judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Asset Selection Risk
Assets selected by the sub-advisor or the Manager for the Fund may not perform to expectations. The sub-advisor's investment models may rely in part on data derived from third parties and may not perform as intended. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Commodities Risk
The Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The Fund and the Subsidiary each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund and the Subsidiary may be more susceptible to risks associated with those sectors. The Fund's investments in commodity-related instruments may lead to losses in excess of the Fund's investment in such products. Such losses can significantly and adversely affect the net asset value per share ("NAV") of the Fund and, consequently, a shareholder's interest in the Fund.

2	American Beacon AHL Managed Futures Strategy Fund - Summary Prospectus

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as "junk bonds.").

Crowding/Convergence Risk
There is significant competition among quantitatively-focused managers and the ability of the sub-advisor to deliver returns that have a low correlation with global aggregate equity markets and other funds is dependent on their ability to employ models that are simultaneously profitable and differentiated from those employed by other managers. To the extent that the sub-advisor is not able to develop sufficiently differentiated models the Fund's investment objective may not be met, irrespective of whether the models are profitable in an absolute sense.

Currency Risk
 The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, including both non-deliverable forwards ("NDFs") and deliverable forwards, non-U.S. currency futures contracts, options (including non-deliverable options ("NDOs") on non-U.S. currencies and non-U.S. currency futures) and swaps for cross-currency investments. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk
Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative.  Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. In addition, the Fund's investments in derivatives are subject to the following risks:

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Futures and Forward Contracts. Futures and forward contracts, including non-deliverable forwards ("NDFs"), are derivative instruments pursuant to a contract where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There may be an imperfect correlation between the movement in the prices of futures contracts and the value of the underlying instruments or indexes. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There may not be a liquid secondary market for the futures contracts. Forward currency transactions, including NDFs, and forward currency contracts include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected.

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Options. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset's value above the call price.

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Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value.  Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

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Warrants. Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Hedging Risk
 If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss.

American Beacon AHL Managed Futures Strategy Fund - Summary Prospectus	3

High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund has a lower portfolio turnover rate.

High Yield Securities Risk
Investing in high yield, below investment-grade securities (commonly referred to as "junk bonds") generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High yield securities are considered to be speculative with respect to an issuer's ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest.  Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities it holds will decline due to rising interest rates. As of the date of this Prospectus, interest rates are near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Fund. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction as movements in interest rates. The prices of fixed income securities are also affected by their durations. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates. Significant upward pressure on domestic interest rates and a corresponding widening of credit spreads could negatively impact the market price of emerging debt markets. An increase in interest rates can impact markets broadly as well.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk
The Fund's use of futures, forward contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rates of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset or class of assets and may cause the Fund's NAV to be volatile.

Liquidity Risk
 The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability or be subject to restrictions on sale, and may be difficult to sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Direction Risk
Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical "long only" fund. The Fund's results could suffer both when there is a general market advance and the Fund holds significant "short" positions, and when there is a general market decline and the Fund holds significant "long" positions.

Market Risk
 Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Model and Data Risk
The sub-advisor relies heavily on proprietary trading models ("Models") and both proprietary and external information and market data ("Data") to generate investment strategies, to estimate investment values and to identify specific trade recommendations. The sub-advisor also relies on Models and Data to identify and manage investment risk and to assist in determining appropriate hedging strategies that seek to reduce certain risks.

Models and Data may be extremely complex and may have errors, omissions, imperfections and malfunctions (collectively referred to as "System Events"). More complex Models and Data typically have a higher potential for System Events and may result in investment losses in the Fund. Additionally, investments in derivative securities may increase the risks associated with System Events.

Non-Diversification Risk
The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if assets were diversified among the securities of a greater number of investments.

Obsolescence Risk
The Fund is unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the Models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are

4	American Beacon AHL Managed Futures Strategy Fund - Summary Prospectus

not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the Models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the Models accordingly, major losses may result — all of which will be borne by the Fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs") and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Repurchase Agreement Risk
The obligations of a counterparty to a repurchase agreement are not guaranteed. The Fund permits various forms of securities as collateral whose values fluctuate and that are not issued or guaranteed by the U.S. Government. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent, which may affect the Fund's right to control the collateral. Repurchase agreements are subject to credit risk.

Risk Management
Risk is an essential part of investing. No risk management program can eliminate the Fund's exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund's investment program.

Risk of Programming and Modelling Error
The success of the sub-advisor's investment strategy depends largely on the effectiveness of its quantitative research model and investment programs. The programs may not react to market events resulting in losses for the Fund. Additionally, programs may become outdated or experience malfunctions which may not be identified by the sub-advisor and therefore may also result in losses to the Fund.

Sector Risk
 To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Because the Fund may hold a limited number of securities, it may at times be substantially over-weighted in certain economic sectors and under-weighted in others. As such, the Fund's performance is likely to be disproportionately affected by the factors influencing those sectors.

Short Position Risk
The Fund's losses are potentially unlimited in a short position transaction because there is potentially no limit on the amount that the security that the Fund is required to purchase may have appreciated. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund's net asset value since it increases the exposure of the Fund to the market.

Subsidiary Risk
By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Fund or the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and SAI and could adversely affect the Fund's performance.

Tax Risk
 To qualify as a regulated investment company under Subchapter M ("RIC"), the Fund must derive at least 90 percent of its gross income for each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income for each taxable year. The Fund's investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M.

The Internal Revenue Service ("IRS") has issued a large number of private letter rulings (which the Fund may not cite as precedent) beginning in 2006 that income a RIC derives from a wholly owned foreign subsidiary (such as the Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. The IRS suspended the issuance of new such rulings in July 2011 but has not taken any actions regarding its previously issued rulings. Accordingly, the Fund has not sought to obtain such a ruling and is relying on the advice of counsel regarding the tax treatment of distributions by the Subsidiary to the Fund of such income. The tax treatment of the Fund's commodity-linked investments may be materially adversely affected by future legislation, Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M, or otherwise materially affect the character, timing and/or amount of the Fund's taxable income or any gains and distributions made by the Fund.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (''Fannie Mae''), the Federal Home Loan Mortgage Corporation (''Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Volatility Risk
The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund's NAV to experience significant increases or declines in value over short periods of time.

American Beacon AHL Managed Futures Strategy Fund - Summary Prospectus	5

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 5.75% 3rd Quarter 2015 1/01/2015 through 12/31/2015 Lowest Quarterly Return: -6.35% 2nd Quarter 2015 1/01/2015 through 12/31/2015

Average annual total returns for periods ended December 31, 2015
	Inception Date of Class	1 Year	Since Inception
Investor Class	8/19/2014
Returns Before Taxes		(1.54%)	8.28%
Returns After Taxes on Distributions		(2.43%)	6.44%
Returns After Taxes on Distributions and Sales of Fund Shares		(0.36%)	5.76%

	Inception Date of Class	1 Year	Since Inception
Share Class(Before Taxes)
A	8/19/2014	(1.55%)	8.28%
C	8/19/2014	(2.30%)	7.46%
Y	8/19/2014	(1.24%)	8.59%
Institutional	8/19/2014	(1.15%)	8.73%

	1 Year	Since Inception
Index (Reflects no deduction for fees expenses or taxes)
BofA Merril Lynch U.S 3-Month Treasury Bill Index	0.05%	0.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund's investment sub-advisor is AHL Partners LLP.

Portfolio Managers

AHL Partners LLP	Matthew Sargaison Chief Investment Officer & Portfolio Manager Since Fund Inception (2014)	Russell Korgaonkar Head of Portfolio Management Since Fund Inception (2014)

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

6	American Beacon AHL Managed Futures Strategy Fund - Summary Prospectus

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

American Beacon AHL Managed Futures Strategy Fund - Summary Prospectus	7